Exhibit 10.23.2

SECOND AMENDMENT TO LEASE AGREEMENT

DATED AS OF NOVEMBER 30, 2012

BY AND BETWEEN

ESA P PORTFOLIO L.L.C.,

ESA P PORTFOLIO MD TRUST, AND

ESH/TN PROPERTIES L.L.C.

INDIVIDUALLY AND COLLECTIVELY

AS LANDLORD

AND

ESA P PORTFOLIO OPERATING LESSEE INC.

AS TENANT

SECOND AMENDMENT TO LEASE AGREEMENT

THIS SECOND AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into as of November 30, 2012, by and between ESA P PORTFOLIO L.L.C., a Delaware limited liability company, ESA P PORTFOLIO MD TRUST, a Delaware statutory trust, and ESH/TN PROPERTIES L.L.C., a Delaware limited liability company (individually and collectively, “Landlord”), and ESA P PORTFOLIO OPERATING LESSEE INC., a Delaware corporation (“Tenant”).

WITNESSETH

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated as of October 8, 2010, as amended pursuant to that certain First Amendment to Lease Agreement dated as of April 9, 2012 (the “Original Lease Agreement”) pursuant to which Landlord has agreed to lease the Leased Property (as defined in the Original Lease Agreement) to Tenant and Tenant has agreed to lease the Leased Property from Landlord, all subject to and upon the terms and conditions set forth in the Original Lease Agreement;

WHEREAS, Landlord and Tenant have agreed to confirm certain restrictions on future amendments of the Original Lease Agreement; and

WHEREAS, Landlord and Tenant wish to amend and modify the Original Lease Agreement as hereinafter set forth.

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows.

1. Lender; Future Amendments of Lease. Effective as of the date of this Amendment,

(a) The definition of “Lender” in Article 1 of the Original Lease Agreement is hereby deleted in its entirety and replaced with the following:

“Lender” means, collectively, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America, GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation, BANK OF AMERICA, N.A., a national banking association and GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, and any successor lender by way of refinance or assignment, and such other lender, or lenders, as may be designated by Landlord from time to time, and its, or their, successors and assigns.”

(b) Landlord and Tenant hereby agree that so long as the Loan made by Lender on or about the date hereof is outstanding, the Original Lease Agreement (as amended by this Amendment) shall not be modified, altered or amended without the prior consent of Lender, to the extent that such consent is required under the Loan Agreement and any such amendment shall be null and void.

(c) This Amendment does not create any rights, claims or benefits inuring to any person that is not a party hereto; except that, so long as the Loan made on or about the date hereof shall be outstanding, each Lender shall be a third party beneficiary of Section 1 of this Amendment.

2. Ratification. All provisions of the Original Lease Agreement, as hereby amended, are hereby ratified and declared to be in full force and effect. All references in the Original Lease Agreement to the “Agreement”, “herein”, “hereunder” or terms of similar import shall be deemed to refer to the Original Lease Agreement, as amended by this Amendment.

3. Applicable Law. This Amendment shall be construed under, and governed in accordance with, the laws of the State of New York; provided, that the provisions for the enforcement of Landlord’s rights and remedies under the Original Lease Agreement, as modified by this Amendment, shall be governed by the laws of each of the respective states where the Leased Property is located to the extent necessary for the validity and enforcement thereof.

4. Successors Bound. This Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their respect successors and assigns.

5. Counterparts; Headings. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument and shall become effective as of the date hereof when copies hereof, which, when taken together, bear the signatures of each of the parties hereto shall have been signed. Headings in this Amendment are for purposes of reference only and shall not limit or affect the meaning of the provisions hereof.

6. Incorporation of Recitals. The recitals set forth in the preamble of this Amendment are hereby incorporated into this Amendment as if fully set forth herein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date above first written.

LANDLORD

ESA P PORTFOLIO L.L.C., a Delaware limited liability company

By:	/s/ Susanne Clark
Name: Susanne Clark
Title: Authorized Signatory

ESA P PORTFOLIO MD TRUST, a Delaware limited liability company

By:	/s/ Susanne Clark
Name: Susanne Clark
Title: Authorized Signatory

ESH/TN PROPERTIES L.L.C., a Delaware limited liability company

By:	/s/ Susanne Clark
Name: Susanne Clark
Title: Authorized Signatory

TENANT

ESA P PORTFOLIO OPERATING LESSEE INC., a Delaware limited liability company

By:	/s/ Susanne Clark
Name: Susanne Clark
Title: Authorized Signatory

SECOND AMENDMENT TO OPERATING LEASE (P PORTFOLIO)